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                                                                  EXHIBIT 10.44


                    [GROUP 1 AUTOMOTIVE, INC. LETTERHEAD]

                              February 25, 2003

Hollingsworth 2000 Children's Trust
950 Echo Lane, Suite 100
Houston, TX 77024

Mr. and Mrs. B. B. Hollingsworth, Jr.
3416 Ella Lee Lane
Houston, Texas 77027


Ladies and Gentlemen:

         As you know, on January 23, 2002, Group 1 Automotive, Inc. (the "Company") entered into a Split Dollar Life Insurance Agreement with Leslie Hollingsworth and Leigh Hollingsworth Copeland, as Trustees of the Hollingsworth 2000 Children's Trust (the "Arrangement"). Under the terms of the Arrangement, the Company is obligated to pay the entire premium on the split dollar life insurance policy referred to in the Arrangement.

         In accordance with the Arrangement, the Company paid the entire $299,697 premium due on the split dollar life insurance policy (the "Premium Payment) for 2002 with a payment made in January 2002 and a second payment made in April 2002. At this time, due to the uncertainty surrounding the applicability of Section 402 of the Sarbanes-Oxley Act of 2002 to split dollar life insurance arrangements, including ones that were implemented prior to the passage of the Sarbanes-Oxley Act on July 30, 2002, the Company believes that it is in the best interest of both the Company and you to defer the Company's obligation to pay the Premium Payments required under the Arrangement. Accordingly, with the consent of each of you (as acknowledged below), the Company's obligation to pay the Premium Payment is deferred until January 2004 or such earlier time as we have mutually determined that such payment is not prohibited by the Sarbanes-Oxley Act. This letter is not in any way intended to
(i) amend or limit your rights, the rights of the Trust or the rights of the Company under the Arrangement or (ii) modify the terms of the Arrangement in any way.

                                              Sincerely yours,

                                              /s/ SCOTT L. THOMPSON
                                              --------------------------------
                                              Scott L. Thompson,
                                              Executive Vice President and
                                              Chief Financial Officer

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Mr. B. B. Hollingsworth, Jr.
February 25, 2003

The foregoing is accepted and agreed to as of the date first above written:

/s/ B. B. HOLLINGSWORTH, JR.
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B. B. Hollingsworth, Jr., Employee


/s/ STARLETT W. HOLLINGSWORTH
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Starlett W. Hollingsworth


Hollingsworth 2000 Children's Trust

/s/ LESLIE HOLLINGSWORTH
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By:  Leslie Hollingsworth, as Trustee

/s/ LEIGH HOLLINGSWORTH COPELAND
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By:  Leigh Hollingsworth Copeland, as Trustee